SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 30, 2012


                              ALVERON ENERGY CORP.
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                 (Name of Small Business Issuer in its charter)


       Delaware                      000-50493                 98-0412431
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  (State of incorporation)    (Commission File No.)      (IRS Employer
                                                          Identification No.)

                           100 - 224 11th Avenue S.W.
                                Calgary, Alberta
                                 Canada T2R 0C3
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (403) 233-9239


                                       N/A
               --------------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of
            Certain Officers.

     On March 30, 2012, Sang-Ho Kim and Surendran Shanmugan appointed Michael Scott as one of our directors. Following the appointment of Mr. Scott, Mr. Kim resigned as our officer. Following his resignation, Mr. Scott became our Chief Executive Officer and our Principal Financial and Accounting Officer. It is expected that Sang-Ho Kim and Surendram Shanmugan will resign as our directors on or before April 15, 2012.

     Mr. Scott (age 46) has been a consultant in the oil and gas industry since September, 2011. Between October, 2008 and September, 2011, Mr. Scott was the President of Triple J Pipelines Ltd., a company involved in the oil and gas industry. Between October, 2002 and October, 2008 Mr. Scott was the President of Core Pipelines Ltd., a company involved in the oil and gas industry.

     Mr. Scott is not independent, as that term is defined in section 803 of the listing standards of the NYSE Amex. Mr. Scott is not a "financial expert" as that term is defined in the regulations of the Securities and Exchange Commission.

     In March 2012, Michael Scott purchased 39,900,000 shares of our common stock from Mr. Kim. In March 2012 Mr. Scott transferred 18,900,000 shares he purchased from Mr. Kim to various third parties, leaving Mr. Scott with 21,000,000 shares of our common stock.

     Our common stock is the only class of equity security that we have outstanding. Each share of our common stock entitles its holder to one vote at any meeting of our shareholders. On March 30, 2012 we had 52,140,000 outstanding shares of common stock. Mr. Scott, as the owner of 21,000,000 shares, owns 40.3% of our outstanding shares.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 5, 2012                   ALVERON ENERGY CORP.


                                      By: /s/ Michael Scott
                                          --------------------------------------
                                          Michael Scott, Chief Executive Officer
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